UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - May 15, 2017

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34376	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4	Matters Related to Accountants and Financial Statements.
Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Crowe Horwath, LLP

On May 15, 2017, the Audit Committee of the Board of Directors of IEC Corporation (the “Company”) dismissed Crowe Horwath LLP (“Crowe Horwath”) as the Company’s independent registered public accounting firm.

Crowe Horwath’s reports on the Company’s financial statements as of and for the fiscal years ended September 30, 2016 and September 30, 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended September 30, 2016 and September 30, 2015 and through May 15, 2017, (a) there were no disagreements between the Company and Crowe Horwath on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Crowe Horwath, would have caused Crowe Horwath to make reference to the subject matter of the disagreement(s) in its reports on the financial statements for such years; and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Crowe Horwath with a copy of the above disclosure and requested Crowe Horwath to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Crowe Horwath’s letter dated May 17, 2017 is attached as exhibit 16.1 to this Form 8-K.

(b) Appointment of Deloitte Touche Tohmatsu Limited

On May 15, 2017, the Audit Committee of the Board of Directors of the Company engaged Deloitte Touche Tohmatsu Limited (“Deloitte”) as the Company’s independent registered public accounting firm. During the Company’s fiscal years ended September 30, 2016 and September 30, 2015 and through May 15, 2017, the company did not consult with Deloitte on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in each case where either a written report or oral advice was provided that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
Exhibit 16.1	Letter from Crowe Horwath LLP dated May 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	May 17, 2017	By:	/s/ Michael T. Williams
Michael T. Williams
Chief Financial Officer